                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 5, 1996



                         DURA AUTOMOTIVE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       333-06601                                        38-2961431
(Commission File Number)                   (I.R.S. Employer Identification No.)


             4508 IDS CENTER, MINNEAPOLIS, MINNESOTA       55402
            (Address of Principal Executive Offices)     (Zip Code)


                                 (612) 342-2311
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     Effective December 5, 1996, the Registrant, through its wholly-owned subsidiary Dura Operating Corp. ("Dura"), acquired from Sparton Corporation ("Sparton") all of the issued and outstanding stock (the "Stock Acquisition") of Sparton Engineered Products, Inc., KPI Group, a Michigan corporation ("KPI Michigan"), and Sparton Engineered Products, Inc., KPI Group, an Indiana corporation ("KPI Indiana"). Immediately upon the consummation of the Stock Acquisition, KPI Michigan acquired certain assets of Sparton Engineered Products, Inc., Lake Odessa Group, from Sparton (collectively with the Stock Acquisition, the "Acquired Operations"). The aggregate purchase price paid to Sparton consisted of $78.8 million, which was paid in cash as of December 5, 1996. Funding of the purchase price was obtained through a credit facility between Dura and five financial institutions, comprised of Bank of America Illinois, Bank of Nova Scotia, Comerica Bank, Chase Manhattan Bank, N.A. and First Bank National Association.

     The terms of the acquisition and the establishment of the purchase price were arrived at as a result of arm's length negotiations between management of the Registrant and management of Sparton. There are no material relationships between the Registrant and Sparton, or any of their respective affiliates, directors, officers or associates of any such directors or officers.

     The Acquired Operations design and manufacture shifter systems, parking brake mechanisms, brake pedals and underbody spare tire carriers for the North American automotive industry. In connection with the acquisitions, KPI Indiana was merged with and into KPI Michigan, whose name was changed at such time to Dura Automotive Systems, Inc., Shifter Operations ("DASSO"). The Registrant intends that DASSO will operate as a separate wholly owned subsidiary.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired
          -----------------------------------------

          At the time of this report, it is not practicable to provide the required financial statements for the Acquired Operations. Such statements will be filed as an amendment to this Form 8-K Report as soon as practicable and not later than February 18, 1997.

     (b)  Pro Forma Financial Information
          -------------------------------

          At the time of this report, it is not practicable to provide the required pro forma financial information for the transaction that is the subject of this Report. Such information will be filed as an amendment to this Form 8-K Report as soon as practicable and not later than February 18, 1997.

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     (c)  Exhibits
          --------

          2.1 Stock and Asset Purchase Agreement, dated October 3, 1996, among Sparton Corporation, Sparton Engineered Products, Inc., Lake Odessa Group, and Dura Automotive Systems, Inc.*

          4.1 Amended and Restated Multicurrency Credit Agreement, dated December 5, 1996, among Dura Operating Corp., Kimanus Vermogensverwaltung GmbH, the various financial institutions parties thereto, Bank of America NT&SA, as agent, and BA Securities, Inc., as the arranger.*

*The Registrant agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to such agreement upon request by the Commission.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     DURA AUTOMOTIVE SYSTEMS, INC.



DATE:  DECEMBER 20, 1996             BY:    /S/ DAVID R. BOVEE
                                        --------------------------
                                     NAME:  DAVID R. BOVEE
                                     TITLE: VICE PRESIDENT AND CHIEF
                                            FINANCIAL OFFICER (PRINCIPAL
                                            ACCOUNTING AND FINANCIAL OFFICER)

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